Synovus					Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2022	2021				First Quarter

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	'22 vs '21
						% Change

Interest income	$416,062	418,279	412,504	412,743	409,817	2%
Interest expense	23,814	25,966	27,587	30,883	35,960	(34)

Net interest income	392,248	392,313	384,917	381,860	373,857	5
Provision for (reversal of) credit losses	11,400	(55,210)	(7,868)	(24,598)	(18,575)	nm

Net interest income after provision for credit losses	380,848	447,523	392,785	406,458	392,432	(3)

Non-interest revenue:
Service charges on deposit accounts	22,539	22,221	22,641	21,414	20,033	13
Fiduciary and asset management fees	20,277	20,602	19,786	18,805	17,954	13
Card fees	14,756	12,861	13,238	13,304	11,996	23
Brokerage revenue	14,655	14,795	14,745	13,926	12,974	13
Mortgage banking income	5,953	7,059	11,155	13,842	22,315	(73)
Capital markets income	5,472	7,188	8,089	3,335	7,505	(27)
Income from bank-owned life insurance	6,556	15,168	6,820	7,188	8,843	(26)
Investment securities gains (losses), net	—	230	962	—	(1,990)	nm
Other non-interest revenue	15,126	16,944	17,519	15,273	11,326	34

Total non-interest revenue	105,334	117,068	114,955	107,087	110,956	(5)

Non-interest expense:
Salaries and other personnel expense	164,684	167,018	160,364	160,567	161,477	2
Net occupancy, equipment, and software expense	42,877	42,780	43,483	41,825	41,134	4
Third-party processing and other services	20,996	22,791	19,446	24,419	20,032	5
Professional fees	8,474	9,014	6,739	7,947	9,084	(7)
FDIC insurance and other regulatory fees	6,250	6,016	5,212	5,547	5,579	12
Restructuring charges	(6,424)	5,958	319	415	531	nm
Other operating expenses	35,593	41,630	31,469	29,811	29,297	21

Total non-interest expense	272,450	295,207	267,032	270,531	267,134	2

Income before income taxes	213,732	269,384	240,708	243,014	236,254	(10)
Income tax expense	42,695	68,983	53,935	56,814	49,161	(13)

Net income	171,037	200,401	186,773	186,200	187,093	(9)

Less: Preferred stock dividends	8,291	8,291	8,291	8,291	8,291	—

Net income available to common shareholders	$162,746	192,110	178,482	177,909	178,802	(9)%

Net income per common share, basic	$1.12	1.32	1.22	1.20	1.20	(7)%

Net income per common share, diluted	1.11	1.31	1.21	1.19	1.19	(7)

Cash dividends declared per common share	0.34	0.33	0.33	0.33	0.33	3

Return on average assets *	1.22%	1.40	1.34	1.36	1.40	(18)	bps
Return on average common equity *	14.20	16.11	14.96	15.40	15.77	(157)

Weighted average common shares outstanding, basic	145,273	145,316	146,308	148,113	148,467	(2)%
Weighted average common shares outstanding, diluted	146,665	146,793	147,701	149,747	149,780	(2)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	March 31, 2022	December 31, 2021	March 31, 2021

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$557,178	$432,925	$493,645
Interest-bearing funds with Federal Reserve Bank	941,272	2,479,006	2,722,100
Interest earning deposits with banks	27,411	25,535	23,969
Federal funds sold and securities purchased under resale agreements	27,642	72,387	88,552
Cash, cash equivalents, and restricted cash	1,553,503	3,009,853	3,328,266

Investment securities available for sale, at fair value	10,463,101	10,918,329	8,825,757
Loans held for sale ($111,992, $108,198, and $242,010 measured at fair value, respectively)	723,921	750,642	993,887

Loans, net of deferred fees and costs	40,169,150	39,311,958	38,805,101
Allowance for loan losses	(414,956)	(427,597)	(563,214)
Loans, net	39,754,194	38,884,361	38,241,887

Cash surrender value of bank-owned life insurance	1,075,175	1,068,616	1,054,475
Premises, equipment, and software, net	386,631	407,241	454,911
Goodwill	452,390	452,390	452,390
Other intangible assets, net	33,478	35,596	42,733
Other assets	1,977,156	1,790,198	1,764,705
Total assets	$56,419,549	$57,317,226	$55,159,011

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$16,611,344	$16,392,653	$14,660,287
Interest-bearing deposits	32,044,900	33,034,623	32,708,664

Total deposits	48,656,244	49,427,276	47,368,951

Federal funds purchased and securities sold under repurchase agreements	501,124	264,133	293,659
Long-term debt	805,259	1,204,229	1,202,825
Other liabilities	1,632,287	1,124,788	1,131,859
Total liabilities	51,594,914	52,020,426	49,997,294

Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock - $1.00 par value. Authorized 342,857,143 shares; issued 169,912,021, 169,383,758, and 168,978,380; outstanding 145,334,763, 145,010,086, and 148,888,513	169,912	169,384	168,978
Additional paid-in capital	3,899,269	3,894,109	3,864,281
Treasury stock, at cost – 24,577,258, 24,373,672, and 20,089,867 shares	(941,168)	(931,497)	(731,690)
Accumulated other comprehensive income (loss), net	(662,065)	(82,321)	15,278
Retained earnings	1,821,542	1,709,980	1,307,725
Total shareholders’ equity	4,824,635	5,296,800	5,161,717
Total liabilities and shareholders' equity	$56,419,549	$57,317,226	$55,159,011

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	First Quarter 2022			Fourth Quarter 2021			First Quarter 2021
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$30,756,752	$280,588	3.70%	$29,685,876	$286,513	3.83%	$29,924,651	$291,200	3.95%
Consumer loans (1) (2)	8,594,009	81,368	3.81	8,679,721	83,836	3.89	8,287,616	82,065	3.83
Less: Allowance for loan losses	(423,953)	—	—	(474,972)	—	—	(599,872)	—	—
Loans, net	38,926,808	361,956	3.76	37,890,625	370,349	3.88	37,612,395	373,265	4.02
Investment securities available for sale	11,259,800	47,250	1.68	10,884,571	41,447	1.52	8,437,563	29,458	1.40
Trading account assets	9,078	39	1.73	11,280	42	1.50	3,063	22	2.81
Other earning assets(4)	1,919,531	815	0.17	3,186,271	1,208	0.15	2,838,063	716	0.10
FHLB and Federal Reserve Bank stock	160,065	685	1.71	159,933	919	2.30	157,657	668	1.69
Mortgage loans held for sale	103,887	882	3.40	130,786	1,009	3.09	246,962	1,657	2.68
Other loans held for sale	597,062	5,300	3.55	518,992	4,189	3.16	660,753	4,805	2.91
Total interest earning assets	52,976,231	$416,927	3.18%	52,782,458	$419,163	3.16%	49,956,456	$410,591	3.32%
Cash and due from banks	548,684			541,788			518,738
Premises and equipment	398,774			421,577			460,466
Other real estate	11,759			1,351			1,823
Cash surrender value of bank-owned life insurance	1,070,886			1,067,004			1,051,520
Other assets(5)	1,849,564			2,097,751			2,199,501
Total assets	$56,855,898			$56,911,929			$54,188,504
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$9,549,527	$2,372	0.10%	$9,165,054	$2,238	0.10%	$8,570,753	$2,973	0.14%
Money market accounts	16,045,627	5,349	0.14	15,998,203	5,562	0.14	15,348,916	8,730	0.23
Savings deposits	1,460,648	67	0.02	1,408,858	65	0.02	1,219,288	49	0.02
Time deposits	3,009,795	2,138	0.29	3,163,062	2,599	0.33	4,155,302	7,042	0.69
Brokered deposits	2,788,124	3,733	0.54	2,836,841	3,980	0.56	3,369,333	6,224	0.75
Federal funds purchased and securities sold under repurchase agreements	194,352	11	0.02	227,664	24	0.04	209,448	34	0.07
Other short-term borrowings	4,653	—	—	—	—	—	—	—	—
Long-term debt	982,423	10,144	4.13	1,203,959	11,498	3.82	1,202,613	10,908	3.63
Total interest-bearing liabilities	34,035,149	$23,814	0.28%	34,003,641	$25,966	0.30%	34,075,653	$35,960	0.42%
Non-interest-bearing demand deposits	16,491,643			16,545,203			13,791,286
Other liabilities	1,144,535			1,095,112			1,185,344
Shareholders' equity	5,184,571			5,267,973			5,136,221
Total liabilities and shareholders' equity	$56,855,898			$56,911,929			$54,188,504
Net interest income and net interest margin, taxable equivalent (6)		$393,113	3.00%		$393,197	2.96%		$374,631	3.04%
Less: taxable-equivalent adjustment		865			884			774
Net interest income		$392,248			$392,313			$373,857

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: First Quarter 2022 — $20.7 million, Fourth Quarter 2021 — $24.7 million, and First Quarter 2021 — $31.9 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(247.4) million, $(34.2) million, and $116.1 million for the First Quarter 2022, Fourth Quarter 2021, and First Quarter 2021, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income-taxable equivalent by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	March 31, 2022	December 31, 2021	% Change	March 31, 2021	% Change
Commercial, Financial, and Agricultural	$12,659,611	$12,147,858	4%	$12,748,106	(1)%
Owner-Occupied	7,692,714	7,475,066	3	7,031,505	9
Total Commercial & Industrial	20,352,325	19,622,924	4	19,779,611	3
Multi-Family	2,288,497	2,129,424	7	2,220,939	3
Hotels	1,593,983	1,537,060	4	1,462,370	9
Office Buildings	2,521,381	2,511,058	—	2,280,053	11
Shopping Centers	1,500,768	1,655,465	(9)	1,627,933	(8)
Warehouses	814,756	801,639	2	692,267	18
Other Investment Property	1,327,760	1,268,130	5	1,052,163	26
Total Investment Properties	10,047,145	9,902,776	1	9,335,725	8
1-4 Family Construction	229,038	206,881	11	189,626	21
1-4 Family Investment Mortgage	391,636	438,588	(11)	449,328	(13)
Total 1-4 Family Properties	620,674	645,469	(4)	638,954	(3)
Commercial Development	102,757	102,790	—	142,380	(28)
Residential Development	193,580	171,820	13	196,653	(2)
Land Acquisition	181,162	192,256	(6)	220,216	(18)
Land and Development	477,499	466,866	2	559,249	(15)
Total Commercial Real Estate	11,145,318	11,015,111	1	10,533,928	6
Consumer Mortgages	5,052,003	5,068,998	—	5,299,130	(5)
Home Equity	1,416,341	1,361,419	4	1,460,866	(3)
Credit Cards	188,247	204,172	(8)	181,594	4
Other Consumer Loans	2,014,916	2,039,334	(1)	1,549,972	30
Total Consumer	8,671,507	8,673,923	—	8,491,562	2
Total	$40,169,150	$39,311,958	2%	$38,805,101	4%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	March 31, 2022	December 31, 2021	% Change	March 31, 2021	% Change
Commercial, Financial, and Agricultural	$64,888	$61,787	5%	$76,460	(15)%
Owner-Occupied	10,854	11,196	(3)	17,192	(37)
Total Commercial & Industrial	75,742	72,983	4	93,652	(19)
Multi-Family	2,639	2,380	11	2,698	(2)
Office Buildings	2,205	1,615	37	1,645	34
Shopping Centers	915	915	—	20,138	(95)
Warehouses	482	223	116	221	118
Other Investment Property	1,047	717	46	887	18
Total Investment Properties	7,288	5,850	25	25,589	(72)
1-4 Family Construction	55	55	—	1,291	(96)
1-4 Family Investment Mortgage	2,187	4,508	(51)	2,760	(21)
Total 1-4 Family Properties	2,242	4,563	(51)	4,051	(45)
Commercial Development	625	449	39	567	10
Residential Development	407	446	(9)	452	(10)
Land Acquisition	1,021	1,023	—	782	31
Land and Development	2,053	1,918	7	1,801	14
Total Commercial Real Estate	11,583	12,331	(6)	31,441	(63)
Consumer Mortgages	29,997	29,078	3	11,201	168
Home Equity	8,854	9,773	(9)	12,207	(27)
Other Consumer Loans	5,955	6,877	(13)	6,668	(11)
Total Consumer	44,806	45,728	(2)	30,076	49
Total	$132,131	$131,042	1%	$155,169	(15)%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2022	2021				First Quarter

	First	Fourth	Third	Second	First	'22 vs '21
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$132,131	131,042	155,465	161,028	155,169	(15)%
Impaired Loans Held for Sale	—	—	—	—	23,590	nm
Other Real Estate and Other Assets	26,759	27,137	16,883	16,806	16,849	59

Non-performing Assets (NPAs)	158,890	158,179	172,348	177,834	195,608	(19)

Allowance for Loan Losses (ALL)	414,956	427,597	492,243	516,708	563,214	(26)
Reserve for Unfunded Commitments	47,317	41,885	42,971	46,890	51,528	(8)

Allowance for Credit Losses (ACL)	462,273	469,482	535,214	563,598	614,742	(25)

Net Charge-Offs - Quarter	18,609	10,522	20,516	26,547	20,204
Net Charge-Offs - YTD	18,609	77,788	67,266	46,750	20,204
Net Charge-Offs / Average Loans - Quarter (1)	0.19%	0.11	0.22	0.28	0.21
Net Charge-Offs / Average Loans - YTD (1)	0.19	0.20	0.24	0.24	0.21
NPLs / Loans	0.33	0.33	0.41	0.42	0.40
NPAs / Loans, ORE and specific other assets	0.40	0.40	0.45	0.46	0.50
ACL/Loans	1.15	1.19	1.40	1.47	1.58
ALL/Loans	1.03	1.09	1.28	1.35	1.45

ACL/NPLs	349.86	358.27	344.27	350.00	396.18
ALL/NPLs	314.05	326.31	316.63	320.88	362.97

Past Due Loans over 90 days and Still Accruing	$3,067	6,770	5,960	4,415	3,804	(19)
As a Percentage of Loans Outstanding	0.01%	0.02	0.02	0.01	0.01

Total Past Due Loans and Still Accruing	$45,385	57,565	60,817	49,321	45,693	(1)
As a Percentage of Loans Outstanding	0.11%	0.15	0.16	0.13	0.12

Accruing Troubled Debt Restructurings (TDRs)	$145,957	119,804	126,055	124,528	129,776	12

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	March 31, 2022	December 31, 2021	March 31, 2021

Common Equity Tier 1 Capital Ratio	9.47%	9.50	9.74
Tier 1 Capital Ratio	10.60	10.66	10.99
Total Risk-Based Capital Ratio	12.53	12.61	13.34
Tier 1 Leverage Ratio	8.87	8.72	8.80
Common Equity as a Percentage of Total Assets (2)	7.60	8.30	8.38
Tangible Common Equity Ratio (3) (5)	6.80	7.52	7.55
Book Value Per Common Share (4)	$29.50	32.82	31.06
Tangible Book Value Per Common Share (3)	26.16	29.46	27.74

(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders' Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(5) See "Non-GAAP Financial Measures" of this report for applicable reconciliation.